Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Citi Trends, Inc. (the “Company”) on Form 10-K for the fiscal year ending January 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce D. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2010

/s/ Bruce D. Smith
Bruce D. Smith
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Citi Trends, Inc. and will be retained by Citi Trends, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.